                                POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Susan C. Mosher, Paul J. Jasinski, Nicholas G. Chunias, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by UBS Private Investor Funds, Inc. (the "Company"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which the Company invests, with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of March, 1997, in Paradise Island, Nassau, Bahamas.

                                            \s\Peter Lawson-Johnston
                                               Peter Lawson-Johnston
                                               Director

                                POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Susan C. Mosher, Paul J. Jasinski, Nicholas G. Chunias, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by UBS Private Investor Funds, Inc. (the "Company"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which the Company invests, with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of March, 1997, in Paradise Island, Nassau, Bahamas.

                                            \s\Dr. HansPeter Lochmeier
                                                Dr. HansPeter Lochmeier
                                                Director

                                POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Susan C. Mosher, Paul J. Jasinski, Nicholas G. Chunias, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by UBS Private Investor Funds, Inc. (the "Company"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which the Company invests, with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of March, 1997, in Paradise Island, Nassau, Bahamas.

                                            \s\Timothy McDermott Spicer
                                                Timothy McDermott Spicer
                                                Director

                                POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Susan C. Mosher, Paul J. Jasinski, Nicholas G. Chunias, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by UBS Investor Portfolios Trust (the "Portfolios Trusts"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which the Company invests, with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of March, 1997, in Paradise Island, Nassau, Bahamas.

                                            \s\ Peter Lawson-Johnston
                                                Peter Lawson-Johnston
                                                Director

                                POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Susan C. Mosher, Paul J. Jasinski, Nicholas G. Chunias, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by UBS Investor Portfolios Trust (the "Portfolios Trusts"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which the Company invests, with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of March, 1997, in Paradise Island, Nassau, Bahamas.

                                            \s\ Dr. HansPeter Lochmeier
                                                 Dr. HansPeter Lochmeier
                                                 Director

                                POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Susan C. Mosher, Paul J. Jasinski, Nicholas G. Chunias, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by UBS Investor Portfolios Trust (the "Portfolios Trusts"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which the Company invests, with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of March, 1997, in Paradise Island, Nassau, Bahamas.


                                            \s\ Timothy McDermott Spicer
                                                 Timothy McDermott Spicer
                                                 Director